UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

July 24, 2002
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)         Identification
Incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure.

Summary information of the Company dated July 24, 2002.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By /s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: July 24, 2002

This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2001 and subsequent filings.

How Laboratory Testing Works
Laboratory Testing is the "Gateway to Quality Health Care":

1) Patient visits doctor;
2) Doctor orders laboratory tests with diagnosis information;
3) Doctor or patient service center (PSC) draws sample;
4) Laboratory performs tests;
5) Test results reported to doctor;
6) Doctor makes diagnosis and treatment begins

The Clinical Laboratory Testing Market
US market is approximately $34-36 billion

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   82.5%
Independent Clinical Labs  39%        LabCorp($2.2b)               17.5%
Physician Offices          12%

Source: Company estimates, industry reports & 2001YE revenue for LabCorp

Profile of LabCorp*
 - Nationwide network of 24 primary testing locations and over 900 patient service centers
 - Conducts tests on approximately 300,000 specimens daily
 - Offers more than 4,000 test procedures
 - Serves over 200,000 physicians and other health care providers
 - More than 19,000 employees nationwide

*Does not include Dynacare

MAP OF LABCORP's PRIMARY TESTING LOCATIONS & PSC's

2002 Strategic Goals

 - Maintain national coverage for all key customers
 - Expand upon leading position in genomic testing
 - Evaluate appropriate acquisition candidates

GENOMIC STRATEGY
UTILIZE DNA TESTING LEADERSHIP TO EXECUTE GENOMIC LEADERSHIP STRATEGY

 - Targeted introduction of new tests
 - Acquire innovative technology
 - License/Partner to expand menu

GENOMIC STRATEGY UPDATE

INTERNAL                         ACQUISITION               LICENSE/PARTNER
--------                         -----------               ---------------
CMBP:                            NGI:                      MYRIAD GENETICS:
 - Cancer                        - Infectious Disease      Predictive tests:
 - Genetics                         Hepatitis C            - Breast/Ovarian and
 - Infectious Disease            - Cancer:                    Colon Cancer
    (GENOSURE)                      Melanoma               - Melanoma
                                    Breast                 - Hypertension

CLINICAL TRIALS:                 VIROMED:                  EXACT SCIENCES:
 - Drug metabolism               - Infectious Disease      - Colorectal Cancer
                                    HIV, Hepatitis
                                 - Real-time PCR

                                 CENTER FOR GENETIC        ALPHA:
                                  SERVICES:                - PCR Plasma
                                 - Expanded Genetics
                                    Capabilities in
                                    Southwest

                                 PATHLABS:                 VIROLOGICS:
                                 - Cancer                  - HIV Phenotyping
                                 - Hospital Esoteric
                                                           VIRCO:
                                                           - HIV Phenotyping

Financial Performance
Price & Volumes:  Trends by Payor Type

                           2000                2001             YTD JUN 2002
                      PPA   Accessions     PPA  Accessions     PPA  Accessions
                     -----  ----------    ----  ----------    ----  -----------
                       $     millions       $    millions       $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   22.70    27.1        24.46   27.9         25.66    14.1
Patient              102.87     2.2       111.28    2.5        120.47     1.1
Third Party           29.80    10.3        31.59   12.2         32.99     6.8
(MC/MD/Insurance)
Managed Care
 - Capitated           8.89    10.6         8.90   11.9          9.20     6.4
 - Fee for service    42.32    16.0        43.45   17.2         44.59     9.5
                     ------    ----       ------   ----        ------    ----
Total                 28.97    26.6        29.27   29.1         30.24    15.9
                     ------    ----       ------   ----        ------    ----
LabCorp Total        $28.98    66.2       $30.69   71.7        $31.69    37.9
                     ======    ====       ======   ====        ======    ====

Financial Performance
Revenue Analysis by Business Area

                             YTD JUN 2001

                  Revenue      Accns     %Accns       PPA
                 $Million       000     to total       $
                 ---------    -------   --------    ------

Prior Genomic     81.7          677.6     1.9%       120.55

Add'l Genomic*    53.2        1,274.2     3.6%        41.76

Other Esoteric   106.4        2,694.3     7.6%        39.51
--------------  ------       --------   ------       ------
All Esoteric:    241.3        4,646.1    13.1%        51.94
-------------
Core:            833.8       30,658.8    86.9%        27.20

Total:         1,075.1       35,304.9   100.0%        30.45
------

                             YTD JUN 2002                   02 vs 01
                                                               PPA
                    Revenue     Accns    %Accns    PPA         Incr/
                    $Million     000   to total     $         (Decr)
                   ---------   ------  ---------  -------    ---------

Prior Genomic        96.4       850.2     2.2%     113.38     (5.9)%

Add'l Genomic*       62.6     1,564.7     4.1%      39.99     (4.2)%

Other Esoteric      119.4     2,899.6     7.6%      41.20      4.3%
--------------    -------    --------   ------     ------     ------
All Esoteric:       278.4     5,314.5    13.9%      52.39      0.9%
-------------
Core:               924.0    32,629.6    86.1%      28.32      4.1%
------
Total:            1,202.4    37,944.1   100.0%      31.69      4.1%
-------

* Includes identity testing and gene probes (chlamydia and gonorrhea)

Second Quarter Operating Results
     ($ in millions)

                         6/30/01        6/30/02
                        --------       --------
Revenue                   549.7          612.4
Operating Expense         447.1          478.3
                        -------        -------
Operating Income          102.6          134.1
                        -------        -------
       Margin              18.7%          21.9%
EBITDA                    128.1          156.4
                        -------        -------
       Margin              23.3%          25.5%

Bad Debt % to revenue      9.40%          8.75%
DSO                          64             58

2002 Second Quarter Financial Achievements

 - Increased revenues 11.4% (volume 7.0%; price 4.4%)
 - Increased operating income 31%
 - Increased EBITDA 22%
 - Increased diluted EPS 31%*
 - Increased operating cash flow 26%

*Compared to pro forma prior year EPS, calculated on a comparable basis

Six Month Operating Results
($ in millions)

                        YTD 6/01           YTD 6/02
                      -----------        -----------
Revenue                 1,075.2            1,202.4
Operating Expense         885.3              951.9
                       --------           --------
Operating Income          189.9              250.5
                       --------           --------
       Margin              17.7%              20.8%
EBITDA                    238.4              294.0
                       --------           --------
       Margin              22.2%              24.4%

Bad Debt % to revenue       9.6%              8.75%
DSO                          64                 58

2002 Six Month Financial Achievements

 - Increased revenues per day 12.7% (volume 8.5%; price 4.2%)
 - Increased EBITDA 23%
 - Increased diluted EPS 31%*
 - DSO decline of 6 days from June 2001

*Compared to pro forma prior year EPS, calculated on a comparable basis

Quarterly DSO Trend
DSO Trend December '97 through June '02

December 1997  - 79 days       September 2000  - 70 days
December 1998  - 83 days       December 2000   - 68 days
March 1999     - 83 days       March 2001      - 67 days
June 1999      - 79 days       June 2001       - 64 days
September 1999 - 76 days       September 2001  - 62 days
December 1999  - 74 days       December 2001   - 58 days
March 2000     - 72 days       March 2002      - 60 days
June 2000      - 70 days       June 2002       - 58 days

Recent Accomplishments

 - Expanded Aetna Agreement in CT, NJ, and NY (including NYC)
 - New genomics tests for hepatitis B and C
 - Introduced Myriad's predisposition tests for a variety of cancers and cardiac risk
 - New partnership with EXACT Sciences to offer Pre-Gen Plus, a colorectal screening test for the average risk population
 - Preferred provider contract with Premier
 - Acquisition of Dynacare

Dynacare 2002 Incremental Impact

 - Revenues of approximately $120 million
 - Adjusted EBITDA of approximately $20 million
 - EPS Neutral
 - Synergies of approximately $4 million

Financial Guidance for 2002*

 - Revenue growth of approximately 15.5% to 16.5% compared to 2001 (volume - 12%, price - 4%)
 - Adjusted EBITDA margins of approximately 23% of sales (including EBITDA from Dynacare equity investments)
 - EPS in the range of $1.90 to $1.95
 - Bad debt rate of 8.3% to 8.6% of sales in the third and fourth quarters
 - Capital expenditures of approximately $85 million
 - Net interest expense of $17 million
 - A tax rate of approximately 41.5% in the third and fourth quarters

*Including the impact of Dynacare, but not including anticipated restructuring charges related to that acquisition

Financial Guidance for 2003

 - Increase overall revenues by approximately 16% to 17% compared to 2002
 - Adjusted EBITDA margins of approximately 24% to 24.5% of sales
 - EPS growth of approximately 25% to 30% compared to 2002

Growth Opportunities
Revenue:
 - New Tests - Cystic Fibrosis, hepatitis B and C, HPV, etc.
 - Conversion to Monolayer Paps
 - New Licenses/Partnerships - Myriad Genetics, EXACT Sciences, etc.
 - Ongoing Acquisition Strategy
 - Genomic Strategy/Mix Shift Leverage
 - Improving Regulatory/Reimbursement Environment

Profit Improvement Opportunities
Cost Structure:
 - Bad Debt Reduction
 - Further Operational Consolidation
 - Technology Improvements - Higher Throughput and Efficiencies
 - Dynacare synergies

Value Drivers

Labcorp:
 - Proven strategy for growth
 - Pioneer in identifying and commercializing innovative technologies
 - National infrastructure connects large scale proficiency with wide scale technological expertise
 - Strong balance sheet

Industry:
 - New advances in scientific research will generate growth and demand for molecular testing
 - Aging population

Other Financial Information
June 30, 2002
($ in millions,except per share amounts)

                                                             YTD
                                      Q1 02      Q2 02      Jun-02
                                     ------     ------     --------
Depreciation                         $ 16.1     $ 17.1      $ 33.2
Amortization                         $  5.1     $  5.2      $ 10.3
Capital expenditures                 $ 18.4     $ 19.5      $ 37.9
Cash flows from operations           $112.2     $ 93.1      $205.3
Bad debt as a percentage of sales      8.75%      8.75%       8.75%
Effective interest rate on debt        2.00%      2.00%        N/A
Days sales outstanding                   60         58          58